UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2007

QUANTA CAPITAL HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation or organization)

000-50885 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

1 Victoria Street, Fourth Floor
Hamilton HM11
Bermuda
(Address of principal executive offices and zip code)

441-294-6350
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2007, Quanta Capital Holdings Ltd. (the “Company”) entered into an Amended and Restated Retention Agreement with Jonathan J.R. Dodd (the “Amended Agreement”), which amends and restates the Retention Agreement dated March 30, 2006 between the Company and Mr. Dodd (the “Original Retention Agreement”). The Amended Agreement extends the term of the Original Retention Agreement by one year, from March 30, 2008 to March 30, 2009.

For the full terms and conditions of the Amended Agreement, please refer to the Amended Agreement attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
10.1	Amended and Restated Retention Agreement dated December 13, 2007 between the Company and Jonathan J.R. Dodd.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quanta Capital Holdings Ltd.
Date: December 13, 2007	/s/ Peter D. Johnson
Peter D. Johnson President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Description
10.1	Amended and Restated Retention Agreement dated December 13, 2007 between the Company and Jonathan J.R. Dodd.